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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           Date of Report: May 8, 1997

                              GCR HOLDINGS LIMITED
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             (Exact name of registrant as specified in its charter)

Cayman Islands               0-27220              Not Applicable
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(State or other         (Commission File        (I.R.S. Employer
jurisdiction of         Number)                 Identification No.)
incorporation)

             Sofia House, 48 Church Street, Hamilton HM12, Bermuda
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              (Address of principal executive offices)  (Zip Code)

              Registrant's telephone number, including area code:

                                 (441) 292-9415
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      Item 1. Changes in Control of Registrant.

            (b) On May 8, 1997, EXEL Limited ("EXEL"), EXEL Acquisition Ltd., a wholly owned subsidiary of EXEL ("Sub"), and GCR Holdings Limited (the "Company") entered into an Agreement and Plan of Amalgamation (the "Amalgamation Agreement") providing, subject to the terms and conditions set forth therein, for the amalgamation of Sub with and into the Company (the "Amalgamation"). Pursuant to the terms of the Amalgamation Agreement, on May 14, 1997, EXEL and Sub commenced a tender offer (the "Offer") for all of the ordinary shares of the Company at an offer price of $27.00 per share in cash. The Offer is subject to numerous conditions, including the condition that at least 75% of the fully diluted shares of the Company be tendered and not withdrawn prior to the expiration of the Offer. The Offer is scheduled to expire at 12:00 midnight on June 11, 1997. Subject to the conditions set forth in the Amalgamation Agreement, the Amalgamation will be effected as soon as practicable after the consummation of the Offer, in which case each share will be canceled and the holder thereof will be entitled to receive $27.00 in cash.

            Copies of the Amalgamation Agreement and a related press release are attached as exhibits hereto and are incorporated herein by reference.

      Item 7. Financial Statements and Exhibits.

            (c) Exhibits

            2. Agreement and Plan of Amalgamation, dated as of May 8, 1997, among EXEL, Sub and the Company.

            99.1. Joint Press Release dated May 8, 1997.
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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

                                        GCR HOLDINGS LIMITED
                                        (Registrant)

Date: May 16, 1997


                                        By: /s/ Frederick W. Deichmann
                                            --------------------------------
                                            Frederick W. Deichmann
                                            Secretary


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                                  EXHIBIT INDEX

Exhibit
Number            Exhibit
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   2              Agreement and Plan of Amalgamation, dated as of May 8, 1997, among EXEL, Sub and the Company (incorporated by reference to Exhibit (c) to EXEL's Tender Offer Statement on Schedule
                  14D-1, as filed with the Securities and Exchange Commission on May 14, 1997 (the "Schedule 14D-1")).

   99.1 Joint Press Release dated May 8, 1997 (incorporated by reference to Exhibit (a)(7) to the Schedule 14D-1).



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